Exhibit 99.1

                        DIAMOND OFFSHORE DRILLING, INC.
                    RIG STATUS REPORT AS OF JANUARY 22, 2001

                       RATED
                       WATER
RIG NAME               DEPTH     DESIGN                     LOCATION       STATUS               OPERATOR
--------------------------------------------------------------------------------------------------------------------
Ocean Crusader         200'      Mat Cantilever             GOM            Contracted           Walter


--------------------------------------------------------------------------------------------------------------------
Ocean Drake            200'      Mat Cantilever             GOM            Contracted           Chevron

--------------------------------------------------------------------------------------------------------------------
Ocean Champion         250'      Mat Slot                   GOM            Contracted           Pogo

--------------------------------------------------------------------------------------------------------------------
Ocean Columbia         250'      Independent Leg Cantilever GOM            Contracted           BP

--------------------------------------------------------------------------------------------------------------------
Ocean Spartan          250'      Independent Leg Cantilever GOM            Contracted           BP

--------------------------------------------------------------------------------------------------------------------
Ocean Spur             250'      Independent Leg Cantilever GOM            Contracted           BP

--------------------------------------------------------------------------------------------------------------------
Ocean Sovereign        250'      Independent Leg Cantilever Indonesia      Contracted           Maxus

--------------------------------------------------------------------------------------------------------------------
Ocean Heritage         250'      Independent Leg Cantilever Indonesia      Contracted           Maxus

--------------------------------------------------------------------------------------------------------------------
Ocean King             300'      Independent Leg Cantilever GOM            Contracted           BP

--------------------------------------------------------------------------------------------------------------------
Ocean Nugget           300'      Independent Leg Cantilever GOM            Undergoing Repairs            -
--------------------------------------------------------------------------------------------------------------------
Ocean Summit           300'      Independent Leg Cantilever GOM            Contracted           EOG Resources

--------------------------------------------------------------------------------------------------------------------
Ocean Warwick          300'      Independent Leg Cantilever GOM            Contracted           BP

--------------------------------------------------------------------------------------------------------------------
Ocean Titan            350'      Independent Leg Slot       GOM            Contracted           Dominion
--------------------------------------------------------------------------------------------------------------------
Ocean Tower            350'      Independent Leg Slot       GOM            Contracted           Spinnaker

--------------------------------------------------------------------------------------------------------------------
Ocean Liberator        600'      Aker H-3                   Cote D'lvoire  Contracted           DOTS/Santa Fe
--------------------------------------------------------------------------------------------------------------------
Ocean Century          800'      Korkut                     GOM            Cold Stacked                  -
--------------------------------------------------------------------------------------------------------------------
Ocean Ambassador       1,100'    Bethlehem SS-2000          GOM            Stacked Ready                 -
--------------------------------------------------------------------------------------------------------------------
Ocean Nomad            1,200'    Aker H-3                   North Sea      Shipyard Repairs              -

--------------------------------------------------------------------------------------------------------------------


                       RATED
                       WATER
RIG NAME               DEPTH     DESIGN                     LOCATION       STATUS               OPERATOR
--------------------------------------------------------------------------------------------------------------------
Ocean Epoch            1,200'    Korkut                     Singapore      Stacked Ready                -
--------------------------------------------------------------------------------------------------------------------
Ocean General          1,200'    Korkut                     Australia      Contracted           Coastal



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Ocean New Era          1,500'    Korkut                     GOM            Stacked Ready                 -
--------------------------------------------------------------------------------------------------------------------
Ocean Bounty           1,500'    Victory Class              Australia      Contracted           Woodside
--------------------------------------------------------------------------------------------------------------------
Ocean Guardian         1,500'    Earl & Wright Sedco 711    North Sea      Contracted           Venture
                                 Series

--------------------------------------------------------------------------------------------------------------------
Ocean Princess         1,500'    Aker H-3                   North Sea      Contracted           Talisman




--------------------------------------------------------------------------------------------------------------------
Ocean Whittington      1,500'    Aker H-3                   Brazil         Contracted           Petrobras
--------------------------------------------------------------------------------------------------------------------
Ocean Prospector       1,700'    Victory Class              GOM            Cold Stacked                  -
--------------------------------------------------------------------------------------------------------------------
Ocean Endeavor         2,000'    Victory Class              GOM            Stacked Ready                 -
--------------------------------------------------------------------------------------------------------------------
Ocean Rover            2,000'    Victory Class              GOM            Cold Stacked                  -
--------------------------------------------------------------------------------------------------------------------
Ocean Concord          2,200'    F&G SS-2000                GOM            Contracted           Walter

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Ocean Lexington        2,200'    F&G SS-2000                GOM            Contracted           Kerr McGee

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Ocean Saratoga         2,200'    F&G SS-2000                GOM            Contracted           Walter
--------------------------------------------------------------------------------------------------------------------
Ocean Yorktown         2,850'    F&G SS-2000                Brazil         Contracted           Petrobras
--------------------------------------------------------------------------------------------------------------------
Ocean Voyager          3,200'    Victory Class              GOM            Contracted           Mariner

--------------------------------------------------------------------------------------------------------------------
Ocean Yatzy            3,300'    DP DYVI Super Yatzy        Brazil         Contracted           Petrobras
--------------------------------------------------------------------------------------------------------------------


                       RATED
                       WATER
RIG NAME               DEPTH     DESIGN                     LOCATION       STATUS               OPERATOR
--------------------------------------------------------------------------------------------------------------------
Ocean Worker           3,500'    F&G 9500 Enhanced          GOM            Contracted           Shell
                                 Pacesetter
--------------------------------------------------------------------------------------------------------------------
Ocean Quest            3,500'    Victory Class              GOM            Contracted           Kerr McGee
--------------------------------------------------------------------------------------------------------------------
Ocean Winner           3,500'    Aker H-3                   Brazil         Contracted           Petrobras

--------------------------------------------------------------------------------------------------------------------
Ocean Star             5,500'    Victory Class              GOM            Contracted           Kerr McGee



--------------------------------------------------------------------------------------------------------------------
Ocean Victory          5,500'    Victory Class              GOM            Contracted           BP

--------------------------------------------------------------------------------------------------------------------
Ocean America          5,500'    Ocean Odyssey              GOM            Contracted           BP

--------------------------------------------------------------------------------------------------------------------
Ocean Valiant          5,500'    Ocean Odyssey              GOM            Contracted           Amerada Hess


--------------------------------------------------------------------------------------------------------------------
Ocean Alliance         5,500'    DP Ocean Ranger II         Brazil         Contracted           Petrobras
                                 Modified
--------------------------------------------------------------------------------------------------------------------
Ocean Baroness         6,000'    Victory Class              Singapore      Shipyard Upgrade              -
--------------------------------------------------------------------------------------------------------------------
Ocean Confidence       7,500'    DP Aker H-3.2 Modified     GOM            Contracted           BP
--------------------------------------------------------------------------------------------------------------------
Ocean Clipper          7,500'    DP Fluor/Mitsubishi        Brazil         Contracted           Petrobras
--------------------------------------------------------------------------------------------------------------------


NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico

** TABLE CONTINUED **



RIG NAME               CURRENT TERM             START DATE             ESTIMATED END DATE
-------------------------------------------------------------------------------------------------
Ocean Crusader         first of two wells       late November 2000     early February 2001


-------------------------------------------------------------------------------------------------
Ocean Drake            four month extension     late September 2000    late January 2001

-------------------------------------------------------------------------------------------------
Ocean Champion         one well plus option     early January 2001     late January 2001

-------------------------------------------------------------------------------------------------
Ocean Columbia         one year term plus       mid January 2000       mid January 2001
                       option
-------------------------------------------------------------------------------------------------
Ocean Spartan          six month term plus      late November 2000     late May 2001
                       option
-------------------------------------------------------------------------------------------------
Ocean Spur             six month term plus      early October 2000     early April 2001
                       option
-------------------------------------------------------------------------------------------------
Ocean Sovereign        two-year term            mid September 2000     early August 2002

-------------------------------------------------------------------------------------------------
Ocean Heritage         Substitution for Ocean   mid October 2000       mid April 2002
                       Sovereign
-------------------------------------------------------------------------------------------------
Ocean King             90 day term plus option  late October 2000      late February 2001

-------------------------------------------------------------------------------------------------
Ocean Nugget                      -             late September 2000    early March 2001
-------------------------------------------------------------------------------------------------
Ocean Summit           completion of previous   early January 2001     late January 2001
                       well
-------------------------------------------------------------------------------------------------
Ocean Warwick          six month term plus      early October 2000     early April 2001
                       option
-------------------------------------------------------------------------------------------------
Ocean Titan            one-well plus option     early December 2000    mid February 2001
-------------------------------------------------------------------------------------------------
Ocean Tower            one well plus option     mid December 2000      mid February 2001

-------------------------------------------------------------------------------------------------
Ocean Liberator        second of two wells      late October 2000      late January 2001
-------------------------------------------------------------------------------------------------
Ocean Century                     -                       -                        -
-------------------------------------------------------------------------------------------------
Ocean Ambassador                  -                       -                        -
-------------------------------------------------------------------------------------------------
Ocean Nomad                       -                       -                        -

-------------------------------------------------------------------------------------------------




RIG NAME               CURRENT TERM             START DATE             ESTIMATED END DATE
-------------------------------------------------------------------------------------------------
Ocean Epoch                      -                       -                        -
-------------------------------------------------------------------------------------------------
Ocean General          one well plus two        early December 2000    mid January 2001
                       options


-------------------------------------------------------------------------------------------------
Ocean New Era                     -                       -                        -
-------------------------------------------------------------------------------------------------
Ocean Bounty           90-day contract          early March 2001       late May 2001
-------------------------------------------------------------------------------------------------
Ocean Guardian         one well                 mid August 2000        late January 2001


-------------------------------------------------------------------------------------------------
Ocean Princess         two wells                early November 2000    mid March 2001




-------------------------------------------------------------------------------------------------
Ocean Whittington      three-year term          mid March 1998         mid March 2001
-------------------------------------------------------------------------------------------------
Ocean Prospector                  -                       -                        -
-------------------------------------------------------------------------------------------------
Ocean Endeavor                    -                       -                        -
-------------------------------------------------------------------------------------------------
Ocean Rover                       -                       -                        -
-------------------------------------------------------------------------------------------------
Ocean Concord          one-well                 mid November 2000      mid February 2001

-------------------------------------------------------------------------------------------------
Ocean Lexington        P&A program             early December 2000     late January 2001
                                               early July 2001
-------------------------------------------------------------------------------------------------
Ocean Saratoga         one well                 early November 2000    mid February 2001
-------------------------------------------------------------------------------------------------
Ocean Yorktown         five-year term           early June 1996        early June 2001
-------------------------------------------------------------------------------------------------
Ocean Voyager          one well                 early November 2000    mid February 2001

-------------------------------------------------------------------------------------------------
Ocean Yatzy            five-year term           early November 1998    early November 2003
-------------------------------------------------------------------------------------------------




RIG NAME               CURRENT TERM             START DATE             ESTIMATED END DATE
-------------------------------------------------------------------------------------------------
Ocean Worker           four-year term plus      mid January 1998       mid January 2002
                       option
-------------------------------------------------------------------------------------------------
Ocean Quest            three wells              mid December 2000      early April 2001
-------------------------------------------------------------------------------------------------
Ocean Winner           two-year term            early May 1999         early May 2001

-------------------------------------------------------------------------------------------------
Ocean Star             two wells                early December 2000    late February 2001



-------------------------------------------------------------------------------------------------
Ocean Victory          three-year term          mid November 1997      early March 2001

-------------------------------------------------------------------------------------------------
Ocean America          one well                 late August 2000       mid February 2001

-------------------------------------------------------------------------------------------------
Ocean Valiant          810 day term             late September 1999    late March 2001


-------------------------------------------------------------------------------------------------
Ocean Alliance         three-year term          early September 2000   early September 2003

-------------------------------------------------------------------------------------------------
Ocean Baroness                    -                       -            February 2002
-------------------------------------------------------------------------------------------------
Ocean Confidence       five-year term           early January 2001     early January 2006
-------------------------------------------------------------------------------------------------
Ocean Clipper          three-year term          mid January 2000       mid January 2003
-------------------------------------------------------------------------------------------------


NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico

** TABLE CONTINUED **


                       DAYRATE
RIG NAME               (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
-------------------------------------------------------------------------------------------
Ocean Crusader         lower 20's      one well with Walter in mid 30's ending early March
                                       2001; followed by one well with Walter in mid 30's
                                       ending early April 2001
-------------------------------------------------------------------------------------------
Ocean Drake            mid 30's        two-month extension plus option with Chevron in
                                       lower 40's ending early April 2001
-------------------------------------------------------------------------------------------
Ocean Champion         mid 30's        one well plus option in upper 30's with Dominion
                                       ending early April 2001
-------------------------------------------------------------------------------------------
Ocean Columbia         upper teens     six month extension plus option in lower 40's ending
                                       mid July 2001
-------------------------------------------------------------------------------------------
Ocean Spartan          lower 40's      available

-------------------------------------------------------------------------------------------
Ocean Spur             upper 30's      available

-------------------------------------------------------------------------------------------
Ocean Sovereign        lower 30's      shipyard repairs beginning mid December 2000 and
                                       ending mid April 2001
-------------------------------------------------------------------------------------------
Ocean Heritage         lower 30's      substitution for Ocean Sovereign beginning early
                                       October 2000 ending mid April 2001
-------------------------------------------------------------------------------------------
Ocean King             lower 50's      90-day extension plus option with BP in lower 50's
                                       ending late May 2001
-------------------------------------------------------------------------------------------
Ocean Nugget                  -        available
-------------------------------------------------------------------------------------------
Ocean Summit           lower 30's      available

-------------------------------------------------------------------------------------------
Ocean Warwick          lower 50's      available

-------------------------------------------------------------------------------------------
Ocean Titan            mid 30's        available
-------------------------------------------------------------------------------------------
Ocean Tower            mid 30's        one well plus option in upper 40's with Spinnaker
                                       ending late March 2001
-------------------------------------------------------------------------------------------
Ocean Liberator        lower 40's      available
-------------------------------------------------------------------------------------------
Ocean Century                 -                                 -
-------------------------------------------------------------------------------------------
Ocean Ambassador              -        available
-------------------------------------------------------------------------------------------
Ocean Nomad                   -        shipyard repairs beginning mid January 2001 and
                                       ending mid April 2001
-------------------------------------------------------------------------------------------



                       DAYRATE
RIG NAME               (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
-------------------------------------------------------------------------------------------
Ocean Epoch                  -         available
-------------------------------------------------------------------------------------------
Ocean General          upper 40's      contracted for one well with OMV in lower 60's
                                       ending mid February 2001; followed by 200-day term
                                       contract with Woodside in lower 80's ending early
                                       September 2001
-------------------------------------------------------------------------------------------
Ocean New Era                 -        available
-------------------------------------------------------------------------------------------
Ocean Bounty           lower 80's      available until early March 2001
-------------------------------------------------------------------------------------------
Ocean Guardian         lower 40's      contracted for one workover extension with Venture
                                       in lower 40's ending mid February 2001; followed by
                                       shipyard ending late February 2001
-------------------------------------------------------------------------------------------
Ocean Princess         upper 30's      one well with Talisman in upper 30's ending late
                                       May 2001; followed by one well with Talisman in
                                       lower 40's ending early July 2001; followed by
                                       three month term plus options with Talisman in
                                       high 60's ending early October 2001.
-------------------------------------------------------------------------------------------
Ocean Whittington      100's           available
-------------------------------------------------------------------------------------------
Ocean Prospector              -                                 -
-------------------------------------------------------------------------------------------
Ocean Endeavor                -        available
-------------------------------------------------------------------------------------------
Ocean Rover                   -                                 -
-------------------------------------------------------------------------------------------
Ocean Concord          lower 30's      two wells plus option with Walter in upper 30's
                                       ending late February 2001
-------------------------------------------------------------------------------------------
Ocean Lexington        mid 30's        spar program with Kerr McGee in lower 40's ending

-------------------------------------------------------------------------------------------
Ocean Saratoga         mid 30's        available
-------------------------------------------------------------------------------------------
Ocean Yorktown         lower 60's      available
-------------------------------------------------------------------------------------------
Ocean Voyager          lower 40's      contracted for one well extension with option with
                                       Mariner in lower 40's ending mid March 2001
-------------------------------------------------------------------------------------------
Ocean Yatzy            120's           available
-------------------------------------------------------------------------------------------



                       DAYRATE
RIG NAME               (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
-------------------------------------------------------------------------------------------
Ocean Worker           120's           available

-------------------------------------------------------------------------------------------
Ocean Quest            lower 70's      available
-------------------------------------------------------------------------------------------
Ocean Winner           lower 80's      contracted for 18 month extension with Petrobras in
                                       lower 80's ending late October 2002
-------------------------------------------------------------------------------------------
Ocean Star             mid 80's        contracted for two well extension with Kerr McGee in
                                       mid 90's ending late April 2001; followed by six
                                       month extension plus option with Kerr McGee in
                                       100's ending late October 2001
-------------------------------------------------------------------------------------------
Ocean Victory          120's           contracted for 180 day extension plus option with
                                       BP in 110's ending late August 2001
-------------------------------------------------------------------------------------------
Ocean America          lower 80's      one well extension plus option with BP in 110's
                                       ending mid June 2001
-------------------------------------------------------------------------------------------
Ocean Valiant          110's           contracted for Conger Prospect in 110's ending late
                                       March 2001; followed by 120's ending late December
                                       2001
-------------------------------------------------------------------------------------------
Ocean Alliance         110's           available

-------------------------------------------------------------------------------------------
Ocean Baroness                -        available
-------------------------------------------------------------------------------------------
Ocean Confidence       170's           available
-------------------------------------------------------------------------------------------
Ocean Clipper          lower 90's      available
-------------------------------------------------------------------------------------------


NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico